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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 JULY 28, 1995
                Date of report (Date of earliest event reported)


                                  SCHAWK, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


          1-9335                                        36-2545354
  (Commission File Number)               (I.R.S. Employer Identification Number)


           1695 RIVER ROAD
        DES PLAINES, ILLINOIS                              60018
(Address of principal executive office)                  (Zip Code)


                                  708/827-9494
              (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)


                               PAGE 1 OF 7 PAGES.


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ITEM 5.  OTHER EVENTS.

         The Registrant hereby amends in its entirety Item 1, "Description of Registrant's Securities to be Registered" of Registrant's Form 8-A filed on November 21, 1986 as follows:

         The Company's authorized capital stock consists of 40,000,000 shares of Class A Common Stock, par value $0.008 per share (the "Class A Common Stock"); 200,000 shares of Class B Common Stock, par value $0.05 per share (the "Class B Common Stock"); and 1,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), of which 22,000 shares are designated as Series A Preferred Stock and 5,207 shares are designated as Series B Preferred Stock. The Class A Common Stock and the Class B Common Stock are sometimes collectively referred to as the "Common Stock." The Class A Common Stock is listed for trading on the New York Stock Exchange under the symbol "SGK." Shares of Class B Common Stock are held solely by employees of the Company who are Puerto Rico residents. The following summary description of the capital stock of the Company does not purport to be complete and is qualified in its entirety by reference to the Company's Amended Certificate of Incorporation.

COMMON STOCK

         Voting Rights.   Each share of Class A Common Stock is entitled to one
vote per share on all matters submitted to a vote of the stockholders. Shares of Class B Common Stock are not entitled to vote on any matter submitted to a vote of the stockholders.

         Dividends.   Subject to the rights of holders of Preferred Stock and
subject to any other provisions of the Company's Amended Certificate of Incorporation, holders of Class A Common Stock and Class B Common Stock are entitled to receive such dividends and other distributions in cash, property or shares of stock of the Company as may be declared from time to time by the Board of Directors in its discretion from any assets of the Company legally available therefor. Dividends are declared and paid separately on shares of Class A Common Stock and Class B Common Stock.

         Convertibility.   Shares of Class A Common Stock are not convertible
into shares of Class B Common Stock and shares of Class B Common Stock are not convertible into shares of Class A Common Stock.

         Liquidation Rights. Upon the liquidation, dissolution or winding up of the Company, the holders of Class A Common Stock and Class B Common Stock are entitled to receive ratably the net assets of the Company available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding Preferred Stock, until the holders of Class B Common Stock have received distributions (maximum amount of $10,000) equal to the par value of their shares. Thereafter all distributions shall be made for the benefit of the holders of Class A Common Stock.

         Other Provisions.   Neither class of Common Stock has preemptive
rights to subscribe to any additional securities that the Company may issue, and there are no redemption provisions or sinking fund provisions applicable to the Class A Common Stock or Class B Common Stock nor is either class subject to calls or assessments by the Company.

PREFERRED STOCK

         The Board of Directors has the authority, without further action by the stockholders, to issue up to 1,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any unissued shares of Preferred Stock and to fix the number





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of shares constituting any series and the designations of such series.
Currently, two series - Series A Preferred Stock and Series B Preferred Stock - have been designated by the Board.

SERIES A PREFERRED STOCK

         The Company's Board of Directors authorized and the Company has issued 22,000 shares of newly designated Series A Preferred Stock, $0.01 par value (the "Series A Preferred Stock"). The terms and conditions of the Series A Preferred Stock are set forth in the Certificate of Designation of Series A Preferred Stock adopted by the Company's Board of Directors and filed with the Secretary of State of the State of Delaware in December 1994.

         Voting Rights. So long as any shares of the Series A Preferred Stock shall remain outstanding, the Company will not, without the affirmative vote of the holders of at least 50.1% of the outstanding shares of Series A Preferred Stock, (i) create any class or classes of stock ranking prior to or on a parity with the Series A Preferred Stock either as to dividends or upon liquidation,
(ii) amend, alter or repeal any of the provisions of the Company's Amended Certificate of Incorporation or the Company's By-Laws in any manner adverse to the holders of shares of Series A Preferred Stock, or (iii) liquidate, wind up or dissolve itself, or convey, sell, assign, transfer or otherwise dispose of, all or substantially all of its assets. Except for the voting powers set forth in the immediately preceding sentence or as otherwise provided by law, voting power shall be vested exclusively in the common stock of the Company (other than Class B Common Stock).

         Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of common stock or any share of any other class or share of the Company's preferred stock ranking junior to the Series A Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to $1,000 per share plus all accumulated and unpaid dividends.

         Dividends. Dividends shall accrue on each share of Series A Preferred Stock at the rate of 5.0% (or $50) per annum and are payable quarterly.

         Mandatory Redemptions. On December 31, 2004, the Company shall redeem all outstanding shares of Series A Preferred Stock by issuing or paying to the holder of each outstanding share of Series A Preferred Stock with respect to each such share either, in the sole discretion of the Board, (x) that number of shares of Class A Common Stock equal to the sum (the "Mandatory Call Price") of $1,000 plus an amount equal to all accumulated and unpaid dividends per share divided by $13.80 or (y) cash in the amount of the Fair Market Value (as defined below), as of December 31, 2004, of the number of shares of Class A Common Stock determined pursuant to clause (x).

         "Fair Market Value" shall mean the average of the closing prices as of the close of business for the ten trading days prior to an Optional Call Date (as defined below) or the Mandatory Call Date, as applicable, for Class A Common Stock (as reported by the New York Stock Exchange ("NYSE") or if Class A Common Stock is not then traded on the NYSE, then on the national exchange on which the Class A Common Stock is then traded).

         Optional Redemption. The Company may, at the option of the Board, on any December 31, beginning on December 31, 1995 and ending on December 31, 2003 (each, an "Optional Call Date"), redeem a portion of the outstanding shares of Series A Preferred Stock by issuing or paying to the holder of each outstanding share of Series A Preferred Stock subject to the optional call with respect to each




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such share either, in the sole discretion of the Board, (x) that number of shares of Class A Common Stock equal to the sum (the "Optional Call Price") of $1,000 plus an amount equal to all accumulative and unpaid dividends per share (including a pro rated quarterly dividend from the last Dividend Payment Date to the applicable Optional Call Date) divided by $13.80 or (y) cash in the amount of the Fair Market Value, as of the applicable Optional Call Date, of the number of shares of Class A Common Stock determined pursuant to clause (x). The maximum cumulated percentage of shares of Series A Preferred Stock callable on any Optional Call Date shall equal the percentage of the total Series A Preferred Stock originally issued set forth opposite such Optional Call Date in the following schedule reduced by the percentage of shares of Series A Preferred Stock that were previously redeemed by the Company:

                                                                  MAXIMUM CUMULATIVE
                                                                    PERCENTAGE OF
                                                                  SHARES OF SERIES A
                                                                   PREFERRED STOCK
                                                                    ELIGIBLE TO BE
                       OPTIONAL CALL DATE                               CALLED
                       ------------------                         ------------------
 December 31, 1995 . . . . . . . . . . . . . . . . . . . .               10%

 December 31, 1996 . . . . . . . . . . . . . . . . . . . .               20

 December 31, 1997 . . . . . . . . . . . . . . . . . . . .               30

 December 31, 1998 . . . . . . . . . . . . . . . . . . . .               40

 December 31, 1999 . . . . . . . . . . . . . . . . . . . .               50

 December 31, 2000 . . . . . . . . . . . . . . . . . . . .               60

 December 31, 2001 . . . . . . . . . . . . . . . . . . . .               70

 December 31, 2002 . . . . . . . . . . . . . . . . . . . .               80

 December 31, 2003 . . . . . . . . . . . . . . . . . . . .               90


         Other Provisions. The Series A Preferred Stock has no preemptive rights to subscribe to any additional securities that the Company may issue.

SERIES B PREFERRED STOCK

         The Company's Board of Directors authorized and the Company has issued 5,207 shares of Series B Preferred Stock, $0.01 par value (the "Series B Preferred Stock"). The terms and conditions of the Series B Preferred Stock are set forth in the Certificate of Designation of Series B Preferred Stock adopted by the Company's Board of Directors and filed with the Secretary of State of the State of Delaware in December 1994.

         Voting Rights. So long as any shares of the Series B Preferred Stock shall remain outstanding, the Company will not, without the affirmative vote of the holders of at least 50.1% of the outstanding shares of Series B Preferred Stock, (i) create any class or classes of stock, other than Series A Preferred Stock, ranking prior to or on a parity with the Series B Preferred Stock either as to dividends or upon liquidation, (ii) amend, alter or repeal any of the provisions of the Certificate of Incorporation or the Company's By-Laws in any manner adverse to the holders of shares of Series B Preferred Stock, or (iii) liquidate, wind up or dissolve itself, or convey, sell, assign, transfer or otherwise dispose of, all or





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substantially all of its assets.  Except for the voting powers set forth in the immediately preceding sentence or as otherwise provided by law, voting power shall be vested exclusively in the common stock of the Company (other than Class B Common Stock).

         Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after all amounts payable to the holders of Series A Preferred Stock upon any liquidation, dissolution or winding up of the Company have been paid, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of common stock or any share of any other class or share of the Company's preferred stock ranking junior to the Series B Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to $1,000 per share plus all accumulated and unpaid dividends.

         Dividends. Dividends shall be cumulative, accrue on each share of Series B Preferred Stock at the rate of 5.0% (or $50.00) per annum and are payable quarterly.

         Mandatory Redemptions. On the date of the consummation of any public offering or private placement of the Company's debt or equity securities the gross proceeds of which equal or exceed $25 million, the Company shall redeem all outstanding shares of Series B Preferred Stock by paying to the holder of each outstanding share of Series B Preferred Stock with respect to each such share cash in the amount of $1,000 plus an amount equal to all accumulated and unpaid dividends per share.

         On December 31, 1999, the Company shall redeem all outstanding shares of Series B Preferred Stock by issuing or paying to the holder of each outstanding share of Series B Preferred Stock with respect to each such share either, in the sole discretion of the Board, (x) a number of shares of Class A Common Stock equal to the sum of $1,000 plus an amount equal to all accumulated and unpaid dividends per share divided by $13.80 or (y) cash in the amount of the Fair Market Value (as defined below), as of December 31, 1999, of the number of shares of Class A Common Stock determined pursuant to clause (x).

         "Fair Market Value" shall mean the average of the closing prices as of the close of business, for the ten trading days prior to December 31, 1999, for Class A Common Stock (as reported by the NYSE or if Class A Common Stock is not then traded on the NYSE, then on the national exchange on which the Class A Common Stock is then traded).

         Other Provisions. The Series B Preferred Stock has no preemptive rights to subscribe to any additional securities that the Company may issue.

DELAWARE TAKEOVER STATUTE

         The Company is subject to the restrictions imposed by Section 203 of the Delaware General Corporation Law, as amended ("Section 203"). Section 203 provides that, subject to certain exceptions specified therein, an "interested stockholder" of a Delaware corporation shall not engage in any business combination, including mergers or consolidations or acquisitions of additional shares of the corporation with the corporation for a three-year period following the date that such stockholder becomes an "interested stockholder" unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an "interested stockholder," (ii) upon consummation of the transaction which resulted in the stockholder becoming a "interested stockholder," the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (iii) on or





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subsequent to such date, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the "interested stockholder." Except as otherwise specified in Section 203, an "interested stockholder" is defined to include (x) any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date and (y) the affiliates and associates of any such person.

         These provisions could have the effect of delaying, deferring or preventing a change of control of the Company. The Company's stockholders, by adopting an amendment to its amended Certificate of Incorporation or By-laws, may elect not to be governed by Section 203, effective twelve months after adoption.

LIMITATION OF DIRECTOR LIABILITY AND INDEMNIFICATION

         The Company's Amended Certificate of Incorporation contains a provision that limits the liability of its directors for breaches of their fiduciary duties as directors to the full extent permitted by the Delaware General Corporation Law. As a result, directors will not be liable, in certain circumstances, to the Company or its stockholders for monetary damages arising from a breach of their fiduciary duties as directors. Such limitation does not, however, affect the liability of a director: (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for improper payment of dividends or redemption of shares, or (iv) for any breach of the director's duty of loyalty to the Company or its stockholders. The amended Certificate of Incorporation provides that the Company shall indemnify its officers and directors to the fullest extent permitted by applicable law.

TRANSFER AGENT AND REGISTRAR

         First Chicago Trust Company of New York serves as the transfer agent for the Class A Common Stock.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FILTERTEK, INC.



Date:   July 28, 1995                 By:  /s/ Marie Meisenbach Graul
     -----------------------              -----------------------------------
                                           Marie Meisenbach Graul
                                           Chief Financial Officer, Treasurer
                                           and Public Information Officer





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